UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
Form 8-K
_____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

ADVANSIX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-37774 (Commission File Number)	81-2525089 (I.R.S. Employer Identification No.)
300 Kimball Drive, Suite 101
Parsippany, New Jersey 07054
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 526-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASIX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07     Submission of Matters to a Vote of Security Holders.

AdvanSix Inc. (the “Company”) held its Annual Meeting of Stockholders on June 10, 2021. The following matters set forth in the Proxy Statement filed with the Securities and Exchange Commission on April 26, 2021 (the “2021 Proxy Statement”) were voted upon with the results set forth below.
1.    Election of Directors. The Company’s stockholders elected the following director nominees to serve for a term ending at the 2022 Annual Meeting of Stockholders with the respective votes set forth opposite their names:

Nominee	For	Against	Abstain	Broker Non-Votes
Erin N. Kane	20,393,950	89,297	14,853	2,739,040
Michael L. Marberry	20,363,172	119,119	15,089	2,739,040
Paul E. Huck	19,914,506	567,091	16,503	2,739,040
Darrell K. Hughes	19,989,950	492,497	15,653	2,739,040
Todd D. Karran	20,376,382	104,814	16,904	2,739,040
Daniel F. Sansone	20,129,100	352,586	16,414	2,739,040
Sharon S. Spurlin	19,651,823	830,555	15,722	2,739,040
Patrick S. Williams	20,373,999	106,608	17,493	2,739,040

2.    Ratification of Appointment of Independent Accountants. The Company’s stockholders voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accountants for 2021. The votes on this proposal were as follows:

For	Against	Abstain
23,154,562	45,530	37,048

3.    Advisory Vote to Approve Executive Compensation. The Company’s stockholders voted upon and approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the 2021 Proxy Statement. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
19,815,777	637,219	45,104	2,739,040

ITEM 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2021

AdvanSix Inc.

By:	/s/ Achilles B. Kintiroglou
Name:	Achilles B. Kintiroglou
Title:	Senior Vice President, General Counsel and Corporate Secretary